SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2001

                                      BAMS

                                  (Depositor)

    (Issuer in respect of Mortgage Pass-Through Certificates, Series 2001-a)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BAMS
                       Mortgage Pass-Through Certificates
                                 Series 2001-a

On October 25, 2001, The Bank of New York, as Trustee for BAMS, Mortgage Pass-Through Certificates Series 2001-a, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2001, among BAMS as Depositor, Bank of America Mortgage Securities, Inc., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BAMS, Mortgage Pass-Through Certificates Series 2001-a relating to the distribution date of October 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2001


                                      BAMS


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 10/25/01


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-a
                     Bank of America, NA., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        225,598,206.73    6.723938%    12,955,888.69  1,264,090.32   14,219,979.00       0.00       0.00
                        A2          2,362,877.84    6.723938%       135,697.81     13,239.87      148,937.68       0.00       0.00
Residual                AR                  0.00    6.723938%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          4,113,276.53    6.723938%         3,485.41     23,047.85       26,533.26       0.00       0.00
                        B2          2,467,965.92    6.723938%         2,091.25     13,828.71       15,919.96       0.00       0.00
                        B3            960,096.51    6.723938%           813.54      5,379.69        6,193.24       0.00       0.00
                        B4            822,655.31    6.723938%           697.08      4,609.57        5,306.65       0.00       0.00
                        B5            547,772.90    6.723938%           464.16      3,069.33        3,533.49       0.00       0.00
                        B6            686,223.70    6.723938%           581.37      3,845.10        4,426.47       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        237,559,075.44     -           13,099,719.31  1,331,110.43   14,430,829.75     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        212,642,318.04              0.00
                                A2          2,227,180.03              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          4,109,791.12              0.00
                                B2          2,465,874.67              0.00
                                B3            959,282.96              0.00
                                B4            821,958.22              0.00
                                B5            547,308.74              0.00
                                B6            685,642.33              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        224,459,356.13     -
--------------------------------------------------------------------------------

                             Payment Date: 10/25/01


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-a
                     Bank of America, NA., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    225,598,206.73     6.723938% 060506YZ9    49.272988      4.807506    808.707345
                           A2      2,362,877.84     6.723938% 060506ZH8    49.272988      4.807506    808.707345
Residual                   AR              0.00     6.723938% 060506ZA3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      4,113,276.53     6.723938% 060506ZB1     0.843926      5.580593    995.106809
                           B2      2,467,965.92     6.723938% 060506ZC9     0.843926      5.580593    995.106809
                           B3        960,096.51     6.723938% 060506ZD7     0.843926      5.580593    995.106809
                           B4        822,655.31     6.723938% 060506ZE5     0.843926      5.580593    995.106809
                           B5        547,772.90     6.723938% 060506ZF2     0.843926      5.580593    995.106809
                           B6        686,223.70     6.723938% 060506ZG0     0.843769      5.580594    995.107169
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     237,559,075.44       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-a
                     Bank of America, NA., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       224,459,356.18   224,459,356.18
Loan count                    473              473
Avg loan rate           7.242048%             7.24
Prepay amount       12,898,422.03    12,898,422.03

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        71,965.24        71,965.24
Sub servicer fees            0.00             0.00
Trustee fees               791.86           791.86


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.963031%           100.000000%            227,961,084.57
   -----------------------------------------------------------------------------
   Junior            4.036969%             0.000000%              9,589,858.06
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                 1,811,567.42
60 to 89 days                           1                   494,069.38
90 or more                              1                   747,450.09
Foreclosure                             0                         0.00

Totals:                                 6                 3,053,086.89
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           14,430,829.75         14,430,829.75
Principal remittance amount           13,099,719.31         13,099,719.31
Interest remittance amount             1,331,110.43          1,331,110.43